Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 400,000,000
Previously Paid Amount	0.00
Total Fee Amount	46,879.97
Total Offset Amount	0.00
Net Fee	$ 46,879.97